UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2012

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.
Due to administrative error, an incorrect version of the financial tables accompanying the press release issued by Crane Co. (the "Company") on October 22, 2012 was furnished as Exhibit 99.2 to the Company's Current Report on Form 8-K filed on that date with the Securities and Exchange Commission (the "Original Filing"). The Company is filing this Current Report on Form 8-K/A in order to furnish the correct version of such financial tables as issued by the Company on October 22, 2012. All other information in the Original Filing remains unchanged.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Earnings Press Release dated October 22, 2012, issued by Crane Co. (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 22, 2012)

99.2	Crane Co. Quarterly Financial Data Supplement for the quarter ended September 30, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Dated: October 23, 2012

	By:	/s/ Andrew L. Krawitt
Andrew L. Krawitt
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release dated October 22, 2012, issued by Crane Co. (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 22, 2012)

99.2	Crane Co. Quarterly Financial Data Supplement for the quarter ended September 30, 2012